                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED OCTOBER 31, 1998

[MORNINGSTAR RATINGS LOGO]

SEEKS LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH EQUITY
INVESTMENT IN EMERGING MARKETS AROUND THE GLOBE.

KEMPER EMERGING MARKETS GROWTH FUND

     "... In assessing the market environment and the fund's performance, we are pleased to report that the fund escaped much of the most dramatic market fallout by avoiding Russia and Asia completely. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
TERMS TO KNOW
9
GEOGRAPHIC COMPOSITION
10
LARGEST HOLDINGS
11
PORTFOLIO OF
INVESTMENTS
18
REPORT OF
INDEPENDENT AUDITORS
19
FINANCIAL STATEMENTS
21
NOTES TO
FINANCIAL STATEMENTS

25
FINANCIAL HIGHLIGHTS

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER EMERGING MARKETS
GROWTH FUND TOTAL RETURNS
--------------------------------------------------------------------------------
 FOR THE 10-MONTH PERIOD ENDED OCTOBER 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                           -17.89
CLASS B                                           -18.53
CLASS C                                           -18.32
LIPPER EMERGING MARKETS CATEGORY AVERAGE*         -30.06
--------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.

NET ASSET VALUE

                                           AS OF      AS OF
                                          10/31/98   1/9/98
-----------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS
    GROWTH FUND CLASS A                    $7.80      $9.50
-----------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS
    GROWTH FUND CLASS B                    $7.74      $9.50
-----------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS
    GROWTH FUND CLASS C                    $7.76      $9.50
-----------------------------------------------------------------------------------

*LIPPER ANALYTICAL SERVICES, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

YOUR FUND'S STYLE     [DIAGRAM]

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Data provided by Morningstar, Inc.,
BOX] Chicago, IL (312) 696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORT-FOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS SINCE INCEPTION JANUARY 9, 1998. MORNINGSTAR HAS PLACED KEMPER EMERGING MARKETS GROWTH FUND IN THE DIVERSIFIED EMERGING MARKETS CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES, PRICE-TO-EARNINGS AND PRICE-TO-BOOK RATIOS RELATIVE TO THE S&P 500, AS WELL AS THE SIZE OF THE COMPANIES IN WHICH IT INVESTS, OR MEDIAN MARKET CAPITALIZATION.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.



DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2.5 percent and 3.5 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index (CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                                  [BAR GRAPH]

                                  NOV 98          6 MONTHS AGO       1 YEAR AGO        2 YEARS AGO
10-YEAR TREASURY RATE(1)*          4.53               5.64               6.03              6.53
PRIME RATE(2)*                     8.12               8.50               8.50              8.25
INFLATION RATE(3)*                 1.49               1.50               2.08              2.99
THE U.S. DOLLAR(4)                 0.83               6.86               9.65              3.46
CAPITAL GOODS ORDERS(5)*           2.51               7.47              10.64              9.19
INDUSTRIAL PRODUCTION(5)*          2.12               4.97               6.72              4.93
EMPLOYMENT GROWTH(6)               2.28               2.65               2.70              2.33

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF OCTOBER 31, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. The threat of impeachment, new acts of terrorism or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.



Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
MANAGING DIRECTOR
SCUDDER KEMPER INVESTMENTS, INC

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF DECEMBER 2, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[CORNELL PHOTO]

JOYCE CORNELL IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' GLOBAL EQUITY GROUP, WHERE SHE FOCUSES HER PORTFOLIO MANAGEMENT AND RESEARCH RESPONSIBILITIES ON EMERGING MARKETS. SHE HAS 11 YEARS OF INVESTMENT EXPERIENCE. CORNELL RECEIVED A BACHELOR'S DEGREE FROM OBERLIN COLLEGE IN 1966 AND AN M.ED. DEGREE FROM TUFTS UNIVERSITY IN 1967.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN A PERIOD OF EXTREME VOLATILITY IN EMERGING MARKETS, KEMPER EMERGING MARKETS GROWTH FUND OUTPERFORMED ITS PEER GROUP AND ITS BENCHMARK INDEX BY AVOIDING RUSSIA AND THROUGH STRONG POSITIONING IN THE RELATIVELY STABLE MIDDLE EAST. LEAD PORTFOLIO MANAGER JOYCE CORNELL DISCUSSES MARKET CONDITIONS AND EXPLAINS WHY SHE AND HER TEAM EXPECT TO SEE A REBOUND IN EMERGING MARKETS OVER THE COURSE OF THE COMING YEAR.

Q     CAN YOU PROVIDE US WITH AN OVERVIEW OF WHAT HAPPENED IN EMERGING MARKETS
AND HOW THE FUND PERFORMED?

A     The past year was difficult for emerging markets with all emerging regions being somewhat tarred by the Asian brush. Early September marked the low point, however, as investor tolerance for emerging markets tumbled following Russia's devaluation and debt moratorium. The Russian economy is small, measuring less than one percent of the global total. Nonetheless, investors worried that other emerging markets might be affected by Russia's troubles and fled, driving down other emerging markets in the process. Most markets were swamped by negative sentiment without regard for fundamentals.

  In assessing the market environment and the fund's performance, we are pleased to report that the fund escaped much of the most dramatic market fallout by avoiding Russia and Asia completely. Kemper Emerging Markets Growth Fund declined 17.89 percent (Class A shares, unadjusted for any sales charge). Relative to its peers, the fund strongly outperformed the Lipper Emerging Markets category average, down 30.06 percent year-to-date. The fund also ended the period well ahead of its benchmark index, the International Finance Corporation (IFC) Emerging Markets Investable Index which was down 22.89 percent.

Q     WERE THERE ANY BRIGHT SPOTS?

A     Our investments in several Arab markets held us in very good stead.
Morocco rose 31 percent for example, and Jordan dropped mildly to 6 percent. Elsewhere in the Mediterranean Basin, Greece rose 43 percent and Portugal rose 33 percent. This contrasts mightily with the 38 percent drop in Hungary, and 14 percent drop in Poland not to mention Mexico's plunge of 50 percent and Brazil's 35 percent. Arab markets' strong economic growth, inexpensive markets with low leverage continue to appeal and we believe will continue to outperform. Our analysis is that many of these countries are well along in the implementation of sound economic polices and the liberalization of their economies.

  Arab countries have nurtured the growth of their domestic economies with relatively less dependence on exports for growth. Where there is relatively more external dependence in Morocco and Tunisia, it is on tourism and agricultural exports with the linkage predominantly to Europe. All of these markets are characterized by remarkable efforts at improving openness, transparency, and economic growth. Their fiscal management is good to excellent and, with the exception of Lebanon, debt burdens are moderate. Even Lebanon is showing improvement this year. There is also very little foreign portfolio

PERFORMANCE UPDATE

investment in these markets so there is a lot to gain when the world starts to focus on their robust growth and cheap valuations.

Q     YOU MENTIONED RUSSIA TRIGGERED A SELL-OFF IN MANY EMERGING MARKETS. CAN
YOU EXPAND ON HOW THIS HAPPENED?

A     The country's devaluation and debt default this summer triggered a chain reaction of selling in the more liquid emerging markets. Hedge funds were significant holders of Russian paper and were typically quite leveraged. Russia's financial collapse triggered margin calls, which were met by selling whatever could be sold. Hungary and Poland fit this category in addition to being former members of the old Soviet trade block, which caused some investors to imagine that Russia's collapse could have a trade impact. In fact there is little economic connection anymore between these countries and Russia, but the need for liquidity, plus heightened risk aversion, sidelined consideration of fundamentals. The fund's substantial positions in Hungary and Poland suffered as a result. Russia's actions additionally prompted investors to again be wary of any other countries with unstable fiscal or monetary policies. Brazil and Turkey were prime targets. Happily the fund held little in these markets.

Q     LATIN AMERICAN BOURSES WERE PARTICULARLY HARD HIT BY THE RUSSIAN CRISIS.
WILL THEY AVOID A MELTDOWN LIKE THAT OF ASIA?

A     Brazil is a large economy in trouble. It is hugely indebted and increasing its borrowing due to uncontrolled fiscal profligacy. Now escalating interest rates are forcing an insupportable cost to rolling over maturing debt. Brazil thus has the potential to unsettle markets further if it defaults or lets its overvalued currency devalue. Brazil is on an unsustainable path; the IMF bailout buys Brazil six months at most to get its fiscal spending under control. If Brazil fails to do this, the likelihood of a debt restructuring and devaluation is high. Such a failure on Brazil's part will temporarily rattle markets but will likely be executed in a more orderly fashion than Russia's and will not inflict substantial additional fundamental damage on the global financial system. Markets are already anticipating some fallout. In short, we think we are near the end of such destabilizing events because world markets have already taken the big offenders to the woodshed. Now we can get back to the business of investing in well run, growing (yes, such exist!) economies with extravagantly cheap companies. Some of our favorite investments in Hungary are selling for 2.5 times free cash flow and 4 to 5 times trailing earnings. A number of our Egyptian holdings have yields above 10 percent and sport strong earnings growth.

Q     WHAT IS YOUR CURRENT INVESTMENT FOCUS?

A     We anticipate that the deflation emanating from Asia will continue. As a consequence we have emphasized companies with little or no debt and the ability to fund growth from internally generated cash. We also have favored investments in companies producing non-tradables. Services and products not fully exposed to global deflationary forces are likely to have more pricing power and higher earnings growth over the foreseeable future.

      Orszagos Takarekpenztar es Kereskedelmi Bank Rt (OTP) in Hungary is an excellent example, this bank is in Hungary and has a countrywide branch network allowing them to source inexpensive deposits. This is a serious competitive advantage against any newcomer trying to enter the market. OTP also uses this branch network to sell other financial products such as insurance. Importantly, Hungary provides a fine environment for bank growth with interest rates declining steadily, stimulating loan growth and a robustly growing economy creating loan demand as well. This increasing demand allows OTP to increase its profitability dramatically through both volume growth and economies of scale. OTP enjoys pricing power due to demand and structural barriers to entry.

Q     BECAUSE OF ASIA'S DEEP-ROOTED PROBLEMS, VALUATIONS THERE ARE AMONG THE
LEAST ATTRACTIVE IN THE WORLD. WHEN WILL IT MAKE SENSE TO RETURN TO ASIA?

A     We remain wary of Asia despite its recent bounce. A key restructuring step has yet to be taken: recapitalization of the banking systems. Without a system to provide financial intermediation, growth can't take place. We are additionally concerned that with a slowing U.S. economy, Asia's exporting its way to recovery will be more and more difficult. There are always exceptions to broad generalizations and we are watching Taiwan and the Philippines, two countries in the region that are in better shape with banking systems intact and some interesting investment opportunities. Taiwan, in particular, has been more capitalist than its neighbors by regularly allowing businesses to fail. This has resulted in a competitive, resilient industrial

PERFORMANCE UPDATE


base. We have added a few world-class technology companies to the portfolio. In the stricken economies of Thailand and Indonesia, the smoke of confusion and economic destruction is clearing a bit and we are buying a few promising survivors. The recessions in Asia will last a long time and earnings of companies are still falling.

Q     WHAT IS YOUR OVERALL OUTLOOK FOR THE EMERGING EQUITY MARKETS?

A     We believe the extremely attractive value now exposed in many solid markets will attract investors as the financial world settles down after the convulsions it experienced this summer. Speculators, various hedge funds and many banks have been forced to sell at any price, but this process has about run its course. Forced liquidations have created an excellent opportunity for genuine investors. If ever there were a time when the investor could profit at the expense of the speculator, it is now.

TERMS TO KNOW

CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. Trading or central bank intervention (or the lack of intervention) may prompt this in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

EXCHANGE RATE The price at which one country's currency can be exchanged into another currency. Currencies represent a store of value in the economic, political, and financial health of the home country. Changes in the value of a currency can add to or subtract from an investor's total return in a foreign investment.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

OVER/UNDERWEIGHTING Refers to the allocation of assets -- usually by sector, industry, or country -- within a portfolio relative to a benchmark index, (i.e. the IFC Emerging Markets Investable Index) or an investment universe.

PRICE/EARNINGS RATIO (P/E) (also "earnings multiple") A widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per share basis. Typically based on a company's projected earnings for the next 12 months, a higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

TRANSPARENCY The degree to which investors can evaluate if a company is managed in the interests of shareholders. Transparency is often not as good in developing markets where disclosure requirements may be less stringent, and protectionism, subsidies, and cronyism may distort the business environment.

SOURCES: SCUDDER KEMPER INVESTMENTS, INC., BARRON'S DICTIONARY OF FINANCE AND INVESTMENT TERMS

PERFORMANCE UPDATE


 TOTAL RETURNS*

 FOR THE PERIOD ENDED OCTOBER 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                  LIFE OF CLASS
------------------------------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS GROWTH FUND CLASS A                   -22.62%    (since 1/9/98)
------------------------------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS GROWTH FUND CLASS B                   -21.79     (since 1/9/98)
------------------------------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS GROWTH FUND CLASS C                   -18.32     (since 1/9/98)
------------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER ENERGY MARKETS GROWTH FUND CLASS A
--------------------------------------------------------------------------------

                                                                  KEMPER EMERGING MARKETS        IFC EMERGING MARKETS INVESTABLE
                                                                    GROWTH FUND CLASS A1                      INDEX+
                                                                  -----------------------        -------------------------------
1/9/98                                                                     9425.00                           10000.00
3/31/98                                                                   10496.00                           10684.00
                                                                           9534.00                            8314.00
                                                                           7480.00                            6475.00
10/31/98                                                                   7738.00                            7205.00

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER ENERGY MARKETS GROWTH FUND CLASS B
--------------------------------------------------------------------------------

                                                                  KEMPER EMERGING MARKETS        IFC EMERGING MARKETS INVESTABLE
                                                                    GROWTH FUND CLASS B1                      INDEX+
                                                                  -----------------------        -------------------------------
1/9/98                                                                    10000.00                           10000.00
3/31/98                                                                   11105.20                           10684.00
                                                                          10079.70                            8314.00
                                                                           7884.20                            6475.00
10/31/98                                                                   7821.50                            7205.00

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER ENERGY MARKETS GROWTH FUND CLASS C
--------------------------------------------------------------------------------

                                                                  KEMPER EMERGING MARKETS        IFC EMERGING MARKETS INVESTABLE
                                                                    GROWTH FUND CLASS C1                      INDEX+
                                                                  -----------------------        -------------------------------
1/9/98                                                                    10000.00                           10000.00
3/31/98                                                                   11116.00                           10684.00
                                                                          10095.00                            8314.00
                                                                           7905.00                            6475.00
10/31/98                                                                   8168.00                            7205.00

   PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

   *TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM
    PORTFOLIO INVESTMENTS OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF DIVIDENDS AND, WHERE INDICATED, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) IS 4%. CLASS C SHARES HAVE NO SALES CHARGE ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CDSC OF 1%. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER EMERGING MARKETS GROWTH FUND TO THE IFC EMERGING MARKETS INVESTABLE INDEX, YOU SHOULD ALSO NOTE THAT FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDEX.

  + INTERNATIONAL FINANCE CORPORATION EMERGING MARKETS INVESTABLE INDEX IS
    GENERALLY REPRESENTATIVE OF EQUITIES FROM 31 EMERGING MARKETS THAT ARE ACCESSIBLE TO FOREIGN INVESTORS.

GEOGRAPHIC COMPOSITION


GEOGRAPHIC COMPOSITION OF
KEMPER EMERGING MARKETS GROWTH FUND
Based on total equity holdings as of October 31, 1998

                                  [BAR GRAPH]

POLAND                                                            12.4%
EGYPT                                                             10.2%
MEXICO                                                             9.2%
HUNGARY                                                            8.1%
GREECE                                                             4.5%
PORTUGAL                                                           4.0%
MOROCCO                                                            4.0%
PERU                                                               3.5%
CROATIA                                                            3.2%
BRAZIL                                                             3.2%
-----------------------------------------------------------------------
*Portfolio composition is subject to change.

LARGEST HOLDINGS

KEMPER EMERGING MARKETS GROWTH FUND'S TOP 15 HOLDINGS*

Representing 22.5 percent of the fund's equity holdings on October 31, 1998


----------------------------------------------------------------------------------------------------
            HOLDINGS                                                     COUNTRY             PERCENT
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

1.          PLIVA D.D.                                                   Croatia                2.6%
----------------------------------------------------------------------------------------------------

2.          WIELKOPOLSKI BANK KREDYTOWY                                  Poland                 2.3%
----------------------------------------------------------------------------------------------------

3.          MATAV RT ORDINARY                                            Hungary                2.0%
----------------------------------------------------------------------------------------------------

4.          CESKE RADIOKOMUNIKACE                                        Czech Republic         1.7%
----------------------------------------------------------------------------------------------------

5.          FOMENTO ECONOMICO MEXICANO                                   Mexico                 1.7%
----------------------------------------------------------------------------------------------------

6.          MAGYAR OLAJ-ES GAZIPARI                                      Hungary                1.6%
----------------------------------------------------------------------------------------------------

7.          OTP BANK                                                     Hungary                1.4%
----------------------------------------------------------------------------------------------------

8.          EMBRATEL PARTICIPACOES                                       Brazil                 1.5%
----------------------------------------------------------------------------------------------------

9.          IZOLACJA                                                     Poland                 1.2%
----------------------------------------------------------------------------------------------------

10.         EGYPTIAN MOBILE NETWORK                                      Egypt                  1.1%
----------------------------------------------------------------------------------------------------

11.         MINAS BUENAVENTURA                                           Peru                   1.1%
----------------------------------------------------------------------------------------------------

12.         OMNIUM NORD AFRICAINE                                        Morocco                1.1%
----------------------------------------------------------------------------------------------------

13.         NATIONAL BANK OF OMAN                                        Oman                   1.1%
----------------------------------------------------------------------------------------------------

14.         PORTUGAL TELECOM                                             Portugal               1.1%
----------------------------------------------------------------------------------------------------

15.         BANCO COMERCIAL PORTUGUES                                    Portugal               1.0%
----------------------------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER EMERGING MARKETS GROWTH FUND

Portfolio of Investments at October 31, 1998


-------------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT($) OR      MARKET
    SHORT-TERM NOTES--18.2%                                                          NUMBER OF SHARES            VALUE($)
-------------------------------------------------------------------------------------------------------------------------
    UNITED STATES
                                       Federal National Mortgage Association,
                                       5.45%, 11/2/98
                                       (Cost: $326,951)                                      327,000              326,951
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    EQUITY SECURITIES--81.8%
    BAHRAIN--.4%
-------------------------------------------------------------------------------------------------------------------------
                                       (c)Arab Insurance Group (GDR)
                                         (INSURANCE COMPANY)                                     700shs.            6,668
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    BOLIVIA--.1%
                                       (a)Corriente Resources, Inc.
                                         (MINING AND PROCESSING OF GOLD, BISMUTH,
                                         TIN AND TUNGSTEN IN SOUTH AMERICA)                    2,000                  907
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    BOTSWANA--.6%                        Sechaba Investment Trust Co.
                                           (BREWERY)                                           8,000               10,264

                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    BRAZIL--3.2%
                                       Embratel Participacoes
                                         (PROVIDER OF LONG-DISTANCE
                                         TELECOMMUNICATION SERVICES)                       1,942,000               27,350
                                       Petroleo Brasileiro S.A.
                                         (PETROLEUM COMPANY)                                  93,000               11,694
                                       Saraiva S.A. Livreiros Editores
                                         (BOOK PUBLISHER)                                      1,400                3,134
                                       Telecomunicacoes de Sao Paulo S.A.
                                         (TELECOMMUNICATION SERVICES)                         51,200                8,584
                                       Tele Norte Leste Participacoes
                                         (PROVIDER OF LOCAL TELECOMMUNICATION
                                         SERVICES)                                           450,000                5,658
                                       ----------------------------------------------------------------------------------
                                                                                                                   56,420
-------------------------------------------------------------------------------------------------------------------------
    CHILE--1.6%
                                       Compania de Telefonos de Chile, S.A. (ADR)
                                         (TELECOMMUNICATION SERVICES)                            250                5,484
                                       Laboratorio Chile S.A. (ADR)
                                         (MANUFACTURER AND DISTRIBUTOR OF
                                         OFF-PATENT PHARMACEUTICAL PRODUCTS)                     400                5,800
                                       Vina Concha y Toro S.A. (ADR)
                                         (WINE PRODUCER)                                         680               17,468
                                       ----------------------------------------------------------------------------------
                                                                                                                   28,752
-------------------------------------------------------------------------------------------------------------------------
    CROATIA--3.2%
                                       Pliva D.D. (GDR)
                                         (PHARMACEUTICAL COMPANY)                              3,125               45,938
                                       (a)Zagrebacka Banka (GDR)
                                         (COMMERCIAL BANK)                                     1,100               11,770
                                       ----------------------------------------------------------------------------------
                                                                                                                   57,708
-------------------------------------------------------------------------------------------------------------------------
    CZECH REPUBLIC--1.7%
                                       (a)Ceske Radiokomunikace A.S. (GDR)
                                         (TV AND RADIO SIGNAL TRANSMISSION
                                         SERVICES)                                             1,000               30,500
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    EGYPT--10.2%
                                       Al Ahram Beverage Co.                                     200               13,119
                                       Al Ahram Beverage Co. (GDR)
                                         (BEVERAGE COMPANY)                                      400               11,240
                                       (a)Arab International Construction Co.
                                         (CONSTRUCTION COMPANY)                                2,142               15,543

PORTFOLIO OF INVESTMENTS

                                       ----------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT($) OR      MARKET
                                                                                        NUMBER OF SHARES        VALUE($)
                                       ----------------------------------------------------------------------------------
                                       EFG Hermes Holdings
                                         (BROKERAGE FIRM)                                      1,600               18,400
                                       Eastern Tobacco Co.
                                         (MAKER OF TOBACCO PRODUCTS)                             700               16,000
                                       Egypt Gas Co.
                                         (CONSTRUCTION OF NATURAL GAS PIPELINES)                 100                8,608
                                       Egyptian Financial & Industrial Co.
                                         (FERTILIZER PRODUCER)                                   200                3,382
                                       Egyptian International Pharmaceutical Co.
                                         (PHARMACEUTICAL COMPANY)                                100                5,042
                                       (a)Egyptian Mobile Network., Ltd.
                                         (CELLULAR TELECOMMUNICATION SERVICES)                 3,725               19,982
                                       Madinet Nasser City Housing Co.
                                         (REAL ESTATE DEVELOPMENT COMPANY)                       100                3,098
                                       Misr International Bank                                   230                4,488
                                       Misr International Bank (GDR)
                                         (COMMERCIAL AND FOREIGN BANK)                           500                4,688
                                       Misr Refrigeration & Air Conditioning
                                         Manufacturing Co.
                                         (MANUFACTURER AND DISTRIBUTOR OF AIR
                                         CONDITIONING UNITS)                                     320                6,764
                                       (b)(c)ORASCOM
                                         (HOTEL AND RESORT DEVELOPER)                          3,100                9,942
                                       Olympic Group Financial
                                         (MANUFACTURER OF WHITE GOODS)                         2,800               11,633
                                       Oriental Weavers Corp.
                                         (CARPET MANUFACTURER)                                   580               12,496
                                       Suez Cement Co.                                           200                3,090
                                       Suez Cement Co. (GDR)
                                         (CEMENT PRODUCER)                                       600                8,820
                                       (a)Torrah Portland Cement Co.
                                         (CEMENT PRODUCER)                                       450                7,321
                                       ----------------------------------------------------------------------------------
                                                                                                                  183,656
-------------------------------------------------------------------------------------------------------------------------
    ESTONIA--.4%
                                       (a)Eesti Uhispanka
                                         (COMMERCIAL BANK)                                     2,200                3,778
                                       (a)Hansabank Ltd.
                                         (PROVIDER OF COMMERCIAL BANKING SERVICES)               800                3,320
                                       ----------------------------------------------------------------------------------
                                                                                                                    7,098
-------------------------------------------------------------------------------------------------------------------------
    FINLAND--.5%
                                       Nokia A.B. Oy "A" (ADR)
                                         (LEADING CELLULAR TELEPHONE MANUFACTURER)               100                9,306
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    GHANA--.2%
                                       (a)Social Security Bank Ltd.
                                         (FULL SERVICE COMMERCIAL BANK)                        4,500                3,827
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    GREECE--4.5%
                                       Alpha Credit Bank A.E.
                                         (COMMERCIAL BANK)                                       222               17,745
                                       Delta Informatics S.A.
                                         (CORPORATE INFORMATION SERVICES)                        600               11,172
                                       Ethniki General Insurance Co.
                                         (INSURANCE AND REINSURANCE COMPANY)                     400                9,381
                                       Hellenic Telecommunication Organization S.A.
                                         (TELECOMMUNICATION SERVICES)                            700               15,919

PORTFOLIO OF INVESTMENTS


                                       ----------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT($) OR      MARKET
                                                                                        NUMBER OF SHARES        VALUE($)
                                       ----------------------------------------------------------------------------------
                                       National Bank of Greece S.A.
                                         (FULL SERVICE BANK)                                      70                9,950
                                       (a)STET Hellas Telecommunications S.A.
                                         (PROVIDER OF MOBILE TELECOMMUNICATION
                                         SERVICES)                                               600               15,750
                                       ----------------------------------------------------------------------------------
                                                                                                                   79,917
-------------------------------------------------------------------------------------------------------------------------
    HUNGARY--8.1%
                                       BorsodChem Rt
                                         (CHEMICAL PRODUCER)                                     550               13,611
                                       Magyar Olaj-es Gazipari Rt                              1,300               29,166
                                       Magyar Olaj-es Gazipari Rt (GDR)
                                         (INTEGRATED DOMESTIC OIL AND GAS COMPANY)               400                9,100
                                       Matav Rt Ordinary "A"
                                         (TELECOMMUNICATION SERVICES)                          6,800               35,356
                                       OTP Bank Rt                                               720               25,629
                                       OTP Bank Rt (GDR)
                                         (COMMERCIAL AND SAVINGS BANK)                           250                9,062
                                       Pannonplast Rt
                                         (MANUFACTURER OF PLASTIC PRODUCTS FROM
                                         PVC, POLYPROPYLENE, POLYETHYLENE AND OTHER
                                         RAW MATERIALS)                                          301                9,329
                                       Pick Szeged Rt                                            200                8,326
                                       Pick Szeged Rt (GDR)
                                         (PROCESSES, MARKETS AND DISTRIBUTES MEAT
                                         PRODUCTS)                                               300                2,587
                                       Richter Gedeon Rt
                                         (PHARMACEUTICAL COMPANY)                                100                3,303
                                       ----------------------------------------------------------------------------------
                                                                                                                  145,469
-------------------------------------------------------------------------------------------------------------------------
    INDIA--.5%
                                       (a)Dr. Reddy's Laboratories Ltd.
                                         (PHARMACEUTICAL COMPANY)                                700                8,313
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    ISRAEL--1.2%
                                       ECI Telecommunications Ltd.
                                         (TELECOMMUNICATION SERVICES)                            400               13,250
                                       (a)ESC Medical Systems Ltd.
                                         (PRODUCER OF DEVICES FOR NON-INVASIVE
                                         TREATMENT OF BENIGN VASCULAR LESIONS)                   610                4,956
                                       (a)MEMCO Software Ltd.
                                         (PRODUCER OF SECURITY SOFTWARE)                         300                3,713
                                       ----------------------------------------------------------------------------------
                                                                                                                   21,919
-------------------------------------------------------------------------------------------------------------------------
    JORDAN--2.3%
                                       Arab Bank PLC
                                         (COMMERCIAL BANK)                                        50               14,256
                                       Arab Potash Co., Ltd.
                                         (SALT AND CHEMICAL PRODUCER)                            600                2,907
                                       (a)Aramex International Ltd.
                                         (EXPRESS DELIVERY AND FREIGHT FORWARDING
                                         IN THE MIDEAST AND INDIA)                               850                6,906
                                       (b)Hikma
                                         (PHARMACEUTICAL COMPANY)                                790                5,714
                                       Housing Bank
                                         (RESIDENTIAL CONSTRUCTION FINANCE)                    3,200               12,180
                                       ----------------------------------------------------------------------------------
                                                                                                                   41,963

PORTFOLIO OF INVESTMENTS



                                       ----------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT($) OR      MARKET
                                                                                        NUMBER OF SHARES        VALUE($)
                                       ----------------------------------------------------------------------------------
    KENYA--2.5%
                                       James Finlay PLC
                                         (TEA PRODUCER)                                        9,200               12,320
                                       Kenya Commercial Bank, Ltd.
                                         (COMMERCIAL BANK)                                     7,700                7,616
                                       Kenya Power & Lighting Co., Ltd.
                                         (DISTRIBUTION AND SALE OF ELECTRICITY)                3,210               10,386
                                       (b)Sasini Tea & Coffee Ltd.
                                         (TEA AND COFFEE GROWER AND PROCESSOR)                 8,250               10,373
                                       Uchumi Supermarket Ltd.
                                         (SUPERMARKET OPERATOR)                                7,000                5,046
                                       ----------------------------------------------------------------------------------
                                                                                                                   45,741
-------------------------------------------------------------------------------------------------------------------------
    LEBANON--.6%
                                       Banque Audi SAL (GDR)
                                         (COMMERCIAL BANK)                                       400               10,840
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    MALAWI--.8%
                                       (a)African Lakes Corp. PLC
                                         (MOTOR TRADING, AGRICULTURE, MINING,
                                         ENGINEERING, COMPUTER SUPPLIES AND GENERAL
                                         TRADING)                                              6,000                4,971
                                       Press Corp., Ltd. (GDR)
                                         (CONGLOMERATE, INDUSTRIAL HOLDING COMPANY)            1,300                9,100
                                       ----------------------------------------------------------------------------------
                                                                                                                   14,071
-------------------------------------------------------------------------------------------------------------------------
    MALTA--.3%
                                       (a)MaltaCon PLC (GDR)
                                         (TELECOMMUNICATIONS SERVICES IN MALTA)                  400                4,600
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    MEXICO--9.2%
                                       (a)Consorcio ARA, S.A. de C.V.
                                         (LOW-INCOME HOUSING DEVELOPER)                        6,100               13,397
                                       Fomento Economico Mexicano S.A. de C.V.
                                         (PRODUCER OF BEER AND SOFT DRINKS)                   11,800               30,411
                                       (a)Gruma S.A. de C.V.
                                         (PRODUCER AND DISTRIBUTOR OF CORN FLOUR)              7,322               17,385
                                       (a)Grupo CIFRA S.A. de C.V. "C"
                                         (DISCOUNT RETAILER)                                   7,000                9,072
                                       (a)Grupo Financiero Banamex-Accival, S.A. de
                                         C.V. "B"
                                         (BANK)                                               14,600               15,311
                                       Grupo Industrial Bimbo, S.A. de C.V. "A"
                                         (PRODUCER OF BREAD AND OTHER BAKED GOODS)            10,663               17,933
                                       Grupo Industrial Maseca S.A. de C.V. "B"
                                         (FOOD PRODUCER)                                      15,200               12,331
                                       Grupo Modelo S.A. "C"
                                         (LEADING BREWERY)                                     7,600               16,015
                                       Industrias Penoles S.A. de C.V.
                                         (EXPLORATION AND MARKETING OF MINERALS AND
                                         NON-FERROUS METALS SUCH AS LEAD, ZINC AND
                                         SILVER)                                               1,200                3,668
                                       (a)Latinoamericana Duty Free, S.A. de C.V.
                                         (OPERATOR OF HIGH QUALITY DUTY FREE
                                         AIRPORT SHOPS)                                        5,100                1,115
                                       Nacional de Drogas S.A. "L"
                                         (DISTRIBUTOR OF PHARMACEUTICAL, HYGIENE
                                         AND PERSONAL BEAUTY PRODUCTS)                        17,500                7,012
                                       Organizacion Soriana S.A. de C.V. "A"
                                         (RETAILER)                                            2,000                5,946

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT($) OR      MARKET
                                                                                        NUMBER OF SHARES        VALUE($)
-----------------------------------------------------------------------------------------------------------------------------
                                       Sigma Alimentos S.A. de C.V. "B"
                                         (PRODUCER AND DISTRIBUTOR OF COLD STORAGE
                                         FOODS)                                                3,400                5,012
                                       Telefonos de Mexico S.A. de C.V. "L" (ADR)
                                         (TELECOMMUNICATION SERVICES)                            200               10,562
                                       --------------------------------------------------------------------------------------
                                                                                                                  165,170
-----------------------------------------------------------------------------------------------------------------------------
    MOROCCO--4.0%
                                       Banque Marocaine du Commerce Exterieur S.A.
                                         (COMMERCIAL BANK)                                       300                7,455
                                       Omnium Nord Africaine
                                         (CONGLOMERATE)                                          150               19,469
                                       Societe Nationale d'Investissements
                                         (CONGLOMERATE, VARIOUS JOINT VENTURES)                  100               10,851
                                       Societe des Brasseries du Nord Marocain
                                         (DISTRIBUTOR OF BEER AND CARBONATED
                                         BEVERAGES)                                               50               16,292
                                       WafaBank
                                         (COMMERCIAL BANK)                                       130               16,944
                                       --------------------------------------------------------------------------------------
                                                                                                                   71,011
-----------------------------------------------------------------------------------------------------------------------------
    OMAN--2.1%
                                    (a)National Bank of Oman Ltd.
                                         (COMMERCIAL BANK)                                     1,745               19,128
                              (a)(b)(c)Oman Cable Industry SAOG
                                         (MANUFACTURER OF ELECTRICAL AND POWER
                                         CABLES)                                               1,890               11,783
                                       Oryx Fund, Ltd.
                                         (MUTUAL FUND DOMICILED IN GUERNSEY,
                                         INVESTING IN THE MIDDLE EAST)                           650                7,637
                                       --------------------------------------------------------------------------------------
                                                                                                                   38,548
-----------------------------------------------------------------------------------------------------------------------------
    PERU--3.5%
                                       Cementos Lima S.A. "T"
                                         (CEMENT PRODUCER)                                       839                9,849
                                       Enrique Ferreyros y Cia.
                                         (MACHINERY MANUFACTURER)                             11,877               11,573
                                       Grana y Montero S.A.
                                         (HOLDING COMPANY: ENGINEERING,
                                         CONSTRUCTION, OIL DRILLING)                          28,466               10,297
                                       Minas Buenaventura S.A. (ADR)
                                         (MINING COMPANY)                                      1,626               19,918
                                    (a)Pesquera Austral S.A.
                                         (FISH HARVESTING, FISHMEAL AND FISH OIL
                                         PRODUCTION)                                          39,200               11,370
                                       --------------------------------------------------------------------------------------
                                                                                                                   63,007
-----------------------------------------------------------------------------------------------------------------------------
    PHILIPPINES--.2%
                                    (a)International Container Terminal
                                         Services, Inc.
                                         (CONTAINERIZED CARGO HANDLING FIRM)                  50,250                3,362
                                       --------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    POLAND--12.4%
                                       Bank Przemyslowo Handlowy
                                         (BANK)                                                  240               15,812
                                       Cersanit, S.A.
                                         (MANUFACTURER OF CERAMIC SANITARY
                                         PRODUCTS)                                             2,550                6,920
                                    (a)Computerland Poland S.A.
                                         (PROVIDER OF COMPUTER SERVICES AND
                                         SYSTEMS)                                              1,250               15,745
                                       Debica S.A. "A"
                                         (TIRE MANUFACTURER)                                     600               10,100
                                       Elektrim Spolka Akcyjna S.A.
                                         (MANUFACTURER OF POWER EQUIPMENT,
                                         ELECTRICAL MACHINERY AND APPARATUS)                   1,500               17,849
                                    (a)IZOLACJA S.A.
                                         (MANUFACTURER OF BUILDING MATERIAL)                     500               20,824

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT($) OR      MARKET
                                                                                        NUMBER OF SHARES        VALUE($)
-----------------------------------------------------------------------------------------------------------------------------
                                       KGHM Polska Miedz S.A.
                                         (PRODUCER OF COPPER AND SILVER)                       4,788               17,787
                                    (a)Kredyt Bank S.A.
                                         (PROVIDER OF A FULL RANGE OF BANKING
                                         SERVICES)                                             4,300               16,973
                                    (a)Mostostal Krakow S.A.
                                         (HEAVY CONSTRUCTION COMPANY)                          6,500                7,358
                                       Mostostal Zabrze Holding S.A.
                                         (CONSTRUCTION COMPANY)                                3,000               10,187
                                    (a)Orbis S.A.
                                         (HOTEL OWNER AND OPERATOR)                            1,800               15,673
                                       Powszechny Bank Kredytowy S.A.
                                         (COMMERCIAL BANK)                                       800               17,182
                                    (a)Sanockie Zaklady Przemyslu Gumowego
                                         Stomil S.A.
                                         (MANUFACTURER OF TIRES AND INNER TUBES)               1,300               10,263
                                       Wielkopolski Bank Kredytowy S.A.
                                         (COMMERCIAL BANK)                                     6,205               40,520
                                       --------------------------------------------------------------------------------------
                                                                                                                  223,193
-----------------------------------------------------------------------------------------------------------------------------
    PORTUGAL--4.0%
                                       Banco Comercial Portugues
                                         (COMMERCIAL BANK)                                       589               18,438
                                       Banco Espirito Santo e Comercial de Lisboa,
                                         S.A.
                                         (COMMERCIAL AND INVESTMENT BANKING)                     504               14,890
                                       Banco Portugues do Investimento
                                         (BANK)                                                  530               16,251
                                       Portugal Telecom S.A.
                                         (TELECOMMUNICATION SERVICES)                            400               18,951
                                       Semapa Cement S.A.
                                         (CEMENT PRODUCER)                                       186                3,629
                                       --------------------------------------------------------------------------------------
                                                                                                                   72,159
-----------------------------------------------------------------------------------------------------------------------------
    SOUTH AFRICA--.2%
                                    (a)Energy Africa Ltd.
                                         (OIL AND GAS EXPLORATION AND PRODUCTION)              2,500                4,245
                                       --------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    SRI LANKA--.2%
                                       Maskeliya Plantation Ltd.
                                         (TEA PLANTATION OPERATOR)                             8,000                2,833
                                       --------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    THAILAND--.5%
                              (a)(b)(c)PTT Exploration and Production Co.,
                                         Ltd. (PETROLEUM REFINERY)                               900                8,328
                                       --------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    TUNISIA--.7%
                                    (a)Banque International Arabe Tunisia, (GDR)
                                         (BANK)                                                1,400               13,055
                                       --------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    TURKEY--.9%
                                       Migros Turkey
                                         (RETAILER)                                           19,000               16,163
                                       --------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    UNITED STATES--.3%
                                    (a)Benton Oil & Gas Co.
                                         (OIL AND GAS EXPLORATION, DEVELOPMENT AND
                                         PRODUCTION)                                           1,200                6,150
                                       --------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

---------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT($) OR      MARKET
                                                                                          NUMBER OF SHARES        VALUE($)
---------------------------------------------------------------------------------------------------------------------------
ZIMBABWE--.7%                          Delta Corp., Ltd.
                                         (BREWERY)                                              16,973                3,815
                                       National Merchant Bank of Zimbabwe
                                         (COMMERCIAL BANK)                                       7,400                2,495
                                       Tanganda Tea Co., Ltd.
                                         (TEA PRODUCER AND DISTRIBUTOR)                         29,570                5,484
                                       ------------------------------------------------------------------------------------
                                                                                                                     11,794
                                       ------------------------------------------------------------------------------------
                                       TOTAL EQUITY SECURITIES--81.8%
                                       (Cost: $1,711,304)                                                         1,466,957
                                       ------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS--100%
                                       (Cost: $2,038,255)                                                         1,793,908
                                       ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a)  Non-income producing security

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $46,140 (2.6% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1998 aggregated $47,991. These securities may also have certain restrictions as to resale.

(c) Restricted securities -- securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at October 31, 1998, amounted to $36,721, which represents 2.1% of net assets. Information concerning such restricted securities at October 31, 1998 is as follows:

----------------------------------------------------------------------------------------------
SECURITY                                                      ACQUISITION DATE         COST($)
----------------------------------------------------------------------------------------------
Arab Insurance Group                                               1/9/98               8,450
----------------------------------------------------------------------------------------------
Oman Cable Industry SAOG                                          2/14/98              15,636
----------------------------------------------------------------------------------------------
ORASCOM                                                           6/30/98              10,296
----------------------------------------------------------------------------------------------
PTT Exploration and Production Co., Ltd.                           6/9/98               6,364
----------------------------------------------------------------------------------------------

Based on the cost of investments of $2,043,874 for federal income tax purposes at October 31, 1998, the gross unrealized appreciation was $65,478, the gross unrealized depreciation was $315,444 and the net unrealized depreciation on investments was $249,966.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
KEMPER EMERGING MARKETS GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Emerging Markets Growth Fund (one of the portfolios constituting Kemper Global/International Series, Inc.) as of October 31, 1998, and the related statements of operations and changes in net assets and the financial highlights from January 9, 1998 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Emerging Markets Growth Fund of Kemper Global/International Series, Inc. at October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Boston, Massachusetts
                                          December 16, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,038,255)                                              $1,793,908
--------------------------------------------------------------------------
Cash                                                                 9,826
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   6,293
--------------------------------------------------------------------------
  Fund shares sold                                                   5,701
--------------------------------------------------------------------------
  Dividends                                                          3,096
--------------------------------------------------------------------------
  Foreign taxes                                                         69
--------------------------------------------------------------------------
  Reimbursement from Adviser                                        98,470
--------------------------------------------------------------------------
Deferred organization expense                                       12,495
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 1,929,858
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                             47,700
--------------------------------------------------------------------------
  Fund shares redeemed                                                 974
--------------------------------------------------------------------------
  Other payables and accrued expenses                              109,962
--------------------------------------------------------------------------
    Total liabilities                                              158,636
--------------------------------------------------------------------------
NET ASSETS                                                      $1,771,222
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $2,166,436
--------------------------------------------------------------------------
Accumulated net realized loss on investments                      (150,862)
--------------------------------------------------------------------------
Net unrealized depreciation on:
  Investments                                                     (244,347)
--------------------------------------------------------------------------
  Foreign currency related transactions                                 (5)
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $1,771,222
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($1,054,139 / 135,127 shares outstanding)                          $7.80
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                        $8.28
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($445,916 / 57,611 shares outstanding)                             $7.74
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($271,167 / 34,945 shares outstanding)                             $7.76
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

For the period from January 9, 1998 (commencement of operations) to October 31, 1998

STATEMENT OF OPERATIONS

-------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------
  Dividends (net of foreign taxes withheld of $1,324)           $  21,012
-------------------------------------------------------------------------
  Interest                                                          3,788
-------------------------------------------------------------------------
    Total investment income                                        24,800
-------------------------------------------------------------------------
Expenses:
  Management fee                                                   11,640
-------------------------------------------------------------------------
  Distribution services fee                                         2,169
-------------------------------------------------------------------------
  Administrative services fee                                       2,328
-------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
  expenses                                                        154,879
-------------------------------------------------------------------------
  Professional fees                                                24,699
-------------------------------------------------------------------------
  Reports to shareholders                                           4,599
-------------------------------------------------------------------------
  Registration fees                                                   618
-------------------------------------------------------------------------
  Amortization of organization expenses                             2,505
-------------------------------------------------------------------------
  Directors' fees and other                                         3,499
-------------------------------------------------------------------------
    Total expenses before expense waiver                          206,936
-------------------------------------------------------------------------
Less expenses waived and absorbed by adviser                     (183,861)
-------------------------------------------------------------------------
    Total expenses after expense waiver                            23,075
-------------------------------------------------------------------------
NET INVESTMENT INCOME                                               1,725
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
-------------------------------------------------------------------------

Net realized loss from:
  Investments                                                    (150,862)
-------------------------------------------------------------------------
  Foreign currency related transactions (net of CPMF tax of
  $597)                                                            (1,954)
-------------------------------------------------------------------------
                                                                 (152,816)
-------------------------------------------------------------------------
Change in net unrealized depreciation during the period on:
  Investments                                                    (244,347)
-------------------------------------------------------------------------
  Foreign currency related transactions                                (5)
-------------------------------------------------------------------------
                                                                 (244,352)
-------------------------------------------------------------------------
Net loss on investments                                          (397,168)
-------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(395,443)
-------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------
 OPERATIONS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------

  Net investment income                                                 $    1,725
----------------------------------------------------------------------------------
  Net realized loss                                                       (152,816)
----------------------------------------------------------------------------------
  Change in net unrealized depreciation                                   (244,352)
----------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                      (395,443)
----------------------------------------------------------------------------------
Net increase from capital share transactions                             2,146,665
----------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                             1,751,222
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------

Beginning of period                                                         20,000
----------------------------------------------------------------------------------
END OF PERIOD                                                           $1,771,222
----------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Emerging Markets Growth Fund (the fund) is a non-diversified series of Kemper Global/International Series, Inc. (the Corporation), an open-end management investment company organized as a corporation in the state of Maryland. The fund commenced operations on January 9, 1998. The fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

NOTES TO FINANCIAL STATEMENTS

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1998, the fund had a tax basis net loss carryforward of approximately $145,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire in the period ended 2006.

                             The fund is also subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financeiras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. This tax has been reported as part of the net realized gain (loss) on foreign currency related transactions.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             ORGANIZATIONAL COSTS. Costs incurred by the fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

                             OTHER CONSIDERATIONS. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic

NOTES TO FINANCIAL STATEMENTS

                             developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 1.25% of average daily net assets. However, the fund incurred no management fee for the period ended
                             October 31, 1998, after an expense waiver by Scudder Kemper.

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $183,861 for the period ended October 31, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved of the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                   COMMISSIONS     COMMISSIONS ALLOWED
                                                                 RETAINED BY KDI     BY KDI TO FIRMS
                                                                 ---------------   -------------------
                             Period ended October 31, 1998           $1,066               13,730

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. The fund incurred no distribution fees for the period ended October 31, 1998, after an expense waiver by Scudder Kemper. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                                        COMMISSIONS AND
                                                                        CDSC         DISTRIBUTION FEES PAID
                                                                   RECEIVED BY KDI      BY KDI TO FIRMS
                                                                   ---------------   ----------------------
                             Period ended October 31, 1998               $5                  17,186

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to

NOTES TO FINANCIAL STATEMENTS

                             shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred no administrative services fees for the period ended October 31, 1998, after an expense waiver by Scudder Kemper. During the period ended October 31, 1998, KDI paid fees of $1,557 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company (KSvC) is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $6,596 for the period ended October 31, 1998, $1,735 of which is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred no accounting fees for the period ended October 31, 1998, after a fee waiver of $48,584 by Scudder Kemper.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the period ended October 31, 1998, the fund made no payments to its officers and incurred directors' fees of $3,000 to independent directors.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the period ended October 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $2,441,928

                             Proceeds from sales                         579,762

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                                                  PERIOD ENDED
                                                                               OCTOBER 31, 1998
                                                                          -----------------------------
                                                                          SHARES               AMOUNT
                             --------------------------------------------------------------------------
                              SHARES SOLD
                             --------------------------------------------------------------------------
                              Class A                                     143,890            $1,362,305
                             --------------------------------------------------------------------------
                              Class B                                      66,066               619,078
                             --------------------------------------------------------------------------
                              Class C                                      35,667               331,039
                             --------------------------------------------------------------------------
                              SHARES REDEEMED
                             --------------------------------------------------------------------------
                              Class A                                      (9,465)              (81,466)
                             --------------------------------------------------------------------------
                              Class B                                      (9,157)              (71,915)
                             --------------------------------------------------------------------------
                              Class C                                      (1,424)              (12,376)
                             --------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE TRANSACTIONS                                     $2,146,665
                             --------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For the period from January 9, 1998 (commencement of operations) to October 31, 1998

                                                                 -------------------------------------------------
                                                                    CLASS A          CLASS B           CLASS C
------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  9.50            9.50              9.50
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          .03            (.01)             (.03)
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                                    (1.73)          (1.75)            (1.71)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      (1.70)          (1.76)            (1.74)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  7.80            7.74              7.76
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                        (17.89) %       (18.53)           (18.32)
------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------
Expenses absorbed by the fund                                          2.28  %         3.18              3.15
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                            .40  %         (.50)             (.47)
------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------
Expenses                                                              22.38%          24.06             24.03
------------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (19.70) %       (21.38)           (21.35)
------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                        $1,771,222
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                       69%
------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

 TAX INFORMATION

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

NOTES

DIRECTORS AND OFFICERS

DIRECTORS                         OFFICERS

DANIEL PIERCE                     MARK S. CASADY
Chairman and Director             President                ANN M. MCCREARY
                                                           Vice President
JAMES E. AKINS                    PHILIP J. COLLORA
Director                          Vice President and       SHERIDAN P. REILLY
                                  Secretary                Vice President
ARTHUR R. GOTTSCHALK
Director                          JOHN R. HEBBLE           M. ISABEL SALTZMAN
                                  Treasurer                Vice President
FREDERICK T. KELSEY
Director                          JOYCE E. CORNELL         LINDA J. WONDRACK
                                  Vice President           Vice President
KATHRYN L. QUIRK
Director and Vice President       DIEGO ESPINOSA           MAUREEN E. KANE
                                  Vice President           Assistant Secretary
FRED B. RENWICK
Director                          JOAN R. GREGORY          CAROLINE PEARSON
                                  Vice President           Assistant Secretary
JOHN B. TINGLEFF
Director                          TARA C. KENNEY           ELIZABETH C. WERTH
                                  Vice President           Assistant Secretary
JOHN G. WEITHERS
Director                          THOMAS W. LITTAUER       BRENDA LYONS
                                  Vice President           Assistant Treasurer

--------------------------------------------------------------------------------
LEGAL COUNSEL                 DECHERT PRICE & RHOADS
                              Ten Post Office Square South
                              Boston, MA 02109
--------------------------------------------------------------------------------
SHAREHOLDER                   KEMPER SERVICE COMPANY
SERVICE AGENT                 P.O. Box 419557
                              Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN                     BROWN BROTHERS HARRIMAN & CO.
                              40 Water Street
                              Boston, MA 02109
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS          ERNST & YOUNG LLP
                              200 Clarendon Street
                              Boston, MA 02116
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER         KEMPER DISTRIBUTORS, INC.
                              222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KEMGF - 2 (12/98) 1061690